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                                                                 ARTHUR ANDERSEN

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 13, 2000 included in Genomica Corporation's Form S-1 for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement on Form S-8.

                                                         /s/ Arthur Andersen LLP

Denver, Colorado
  November 20, 2000.